CHAIRMAN'S MESSAGE

Your Fund's Objective:

The Franklin Templeton Money Fund II seeks to provide a high level of current income, consistent with liquidity and preservation of capital. The fund invests all of its assets in the shares of The Money Market Portfolio (the Portfolio), which has the same investment objective. The Portfolio, in turn, invests in various money market instruments such as U.S. government securities and other U.S. dollar-denominated securities. The fund attempts to maintain a stable net asset value of $1.00 per share.1

                                          February 18, 1997

Dear Shareholder:

We are pleased to bring you the Franklin Templeton Money Fund Trust's semi-annual report for the period ended December 31, 1996.

Moderate economic growth and mild inflation characterized the six months under review. This relatively stable environment eliminated the need for the Federal Reserve Board (Fed) to adjust monetary policy, and the federal funds rate (the interest rate banks charge each other for overnight loans) remained at 5.25% throughout the period.

1. Please remember, an investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution, and there can be no assurance that the fund will be able to maintain a net asset value of $1.00 per share.

Since we maintained a relatively neutral-weighted average maturity during the reporting period, the fund's seven-day yield reflected the stable federal funds rate. The fund's seven-day effective yield began the period at 4.06% and finished the period at 4.34%.


Looking forward, we expect the economy to proceed on its path of slow growth without the threat of higher inflation. Assuming these conditions continue, the Fed should have little reason to make any policy moves, and we believe short-term rates are likely to remain stable. However, changes in monetary policy are linked to the performance of the economy, and if the economy strengthens, the Fed may raise short-term interest rates in an effort to control potentially accelerating inflation.

This discussion reflects the strategies we employed for the fund during the six months under review and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund. Since the fund's objective is to provide shareholders with a high-quality, conservative investment, we do not invest in leveraged derivatives or other potentially volatile securities that we believe involve undue risk.


This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.

Sincerely,




Charles B. Johnson
Chairman
Franklin Templeton Money Fund Trust

Performance Summary

Franklin Templeton Money Fund Trust
December 31, 1996

Seven-day annualized yield      4.26%
Seven-day effective yield*      4.34%

*The seven-day effective yield assumes the compounding of daily dividends, and reflects fluctuations in interest rates on portfolio investments, as well as fund expenses. Yields should be viewed in terms of the current, low rate of inflation -- just as high inflation usually results in higher yields, low inflation often results in lower yields. Past performance is not predictive of future results.

Franklin Advisers, Inc., the fund's administrator and the manager of the fund's underlying portfolio, has agreed in advance to waive a portion of its fees, which reduces expenses and increases yield to shareholders. Without these reductions, the fund's yield would have been lower. The fee waiver may be discontinued at any time upon notice to the fund's Board of Directors.


FRANKLIN TEMPLETON MONEY FUND TRUST

Statement of Investments in Securities and Net Assets, December 31, 1996 (unaudited)


                                                                        Value
 Shares  Franklin Templeton Money Fund II                            (Note 1)

         Mutual Funds 101.5%

6,874,423 The Money Market Portfolio (Note 1) .....................$6,874,423
                                                                  -----------
               Total Investments (Cost $6,874,423)  101.5% .........6,874,423
               Liabilities in Excess of Other Assets  (1.5)% ...... (102,075)
                                                                  -----------
               Net Assets  100.0% .................................$6,772,348
                                                                  ===========

At December 31, 1996, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON MONEY FUND TRUST

Franklin Templeton Money Fund II

Financial Statements

Statement of Assets and Liabilities
December 31, 1996 (unaudited)

Assets:
 Investments in securities, at value and cost     $6,874,423
 Capital shares sold                                   5,169
 Receivable from Affiliates                            2,475
 Unamortized organization costs (Note 2)               5,150
 Other assets                                            616
                                                     -------
      Total assets                                 6,887,833
                                                   ---------

Liabilities:
 Payables:
  Capital shares repurchased                         114,624
  Distribution fees                                      861
                                                     --------
      Total liabilities                              115,485
                                                     --------

Net assets (equivalent to $1.00 per share
based on 6,772,348 shares of capital
stock outstanding)                                 $6,772,348
                                                  ===========

Statement of Operations
for the six months ended December 31, 1996 (unaudited)

Investment Income:

 Dividends                                          $154,730

Expenses:
 Administration fees (Note 5)             $13,235
 Shareholder servicing costs (Note 5)       6,082
 Distribution fees (Note 5)                 5,832
 Registration and filing fees              12,360
 Professional fees                          4,033
 Reports to shareholders                    3,988
 Amortization of organization costs
  (Note 2)                                    792
 Other                                      1,406
 Administration fees waived
  by manager (Note 5)                     (13,235)
 Other expenses assumed

  by manager (Note 5)                      (2,475
                                           ------

       Total expenses                             32,018
                                                  ------

        Net investment income                   $122,712
                                                ========



Statement of Changes in Net Assets
for the six months ended December 31, 1996
(unaudited) and the year ended June 30, 1996

                                        Six Months          Year
                                          Ended             Ended
                                        December 31,      June 30,
                                           1996             1996
                                          ----------   -----------
Increase (decrease) in net assets:
  Operations:
   Net investment income                $ 122,712       $   79,844
                                        ------------   -----------
Distributions to shareholders
 from net investment income              (122,712)         (79,844)
Increase in net assets from
 capital share transactions
 (Note 3)                               2,261,894        4,358,698
                                       ----------        ----------
Net increase in
 net assets                             2,261,894        4,358,698
Net assets (there is no
 undistributed net investment
 income at beginning or end
 of period):
  Beginning of period                  4,510,454           151,756
                                       ----------       ----------
  End of period                       $6,772,348        $4,510,454
                                      ==========       ===========


The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON MONEY FUND TRUST

Franklin Templeton Money Fund II

Notes to Financial Statements (unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Money Fund II (the Fund) is a no-load, open-end, diversified series of the Franklin Templeton Money Fund Trust (the Trust), a management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Fund is the Trust's only series. The Fund's investment objective is high current income.

The Fund invests substantially all of its assets in The Money Market Portfolio (the Portfolio), which is a no-load, open-end, diversified management investment company having the same investment objectives as the Fund. The financial statements of the Portfolio, including the Statement of Investments in Securities and Net Assets, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

The Fund holds Portfolio shares that are valued at its proportionate interest in the net asset value of the Portfolio. At December 31, 1996, the Fund owns 0.45% of the Portfolio.

b.  Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes.

c.  Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Net investment income includes income, calculated on an accrual basis, and estimated expenses which are accrued daily. The total available for distribution is computed daily and includes the net investment income, plus or minus any gains or losses on security transactions and any changes in unrealized portfolio appreciation or depreciation.

Distributions are normally declared each day the New York Stock Exchange is open for business, equal to the total available for distribution (as defined above), and are payable to shareholders of record as of the close of business the preceding day. Such distributions are automatically reinvested daily in additional shares of the Fund at net asset value.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. ORGANIZATION COSTS

The organization costs of the Fund are amortized on a straight-line basis over a period of five years from the effective date of registration under the Securities Act of 1933. In the event Franklin Resources, Inc. (Resources) (which was the sole shareholder prior to the effective date) redeems its initial shares within the five-year period, the pro-rata share of the then-unamortized deferred organization costs will be deducted from the redemption price paid to Resources. New investors exchanging into the Fund subsequent to that date bear such costs during the amortization period only as such charges are accrued daily against investment income.


3. TRUST SHARES

At December 31, 1996, there was an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in the Fund's shares at $1.00 per share were as follows:

                                              Six Months Ended        Year Ended
                                               December 31, 1996   June 30, 1996
                                                 ------------        -----------
   Shares sold ..........................        $20,440,493        $ 19,289,858
   Shares issued in reinvestment of distributions    121,543              68,559
      Shares redeemed.......................     (18,300,142)        (14,999,719
                                                 ------------       ------------
Net increase .................................   $ 2,261,894         $ 4,358,698
                                                ============         ===========



4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities for the six months ended December 31, 1996 aggregated $ 16,828,073 and $14,547,494, respectively.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Administration Agreement:

Under the terms of an administration agreement, Franklin Advisers, Inc. (Advisers) provides various administrative, statistical and other services, and receives fees computed monthly based on the average daily net assets of the Fund as follows:



             Annualized Fee        Rate Average Daily Net Assets
         -------------------       -----------------------------
                    0.455%           First $100 million
                    0.330%           Over $100 million, up to and including $250 million
                    0.280%           In excess of $250 million



The terms of the agreement provide that aggregate annual expenses of the Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which the Fund's shares are registered. For the six months ended December 31, 1996, Advisers agreed in advance to waive administration fees and assume payment of other expenses, as noted in the Statement of Operations.

b. Shareholder Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund pays costs on a per shareholder account basis. Shareholder servicing costs incurred by the Fund for the six months ended December 31, 1996, are noted in the Statement of Operations.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

c. Distribution Plans and Underwriting Agreement:

Under the terms of a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plan), the Fund reimburses Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to 0.65% per annum of the Fund's average daily net assets for costs incurred in the promotion, offering and marketing of the Fund's shares. The Plan does not permit nor require payments of excess costs after termination.

In its capacity as underwriter for the shares of the Fund, Distributors also received contingent deferred sales charges relating to transactions in the Fund of $ 9,536.

d. Other Affiliates and Related Party Transactions:

Certain officers and trustees of the Trust are also officers and /or directors of Distributors, Advisers, Investor Services (all wholly-owned subsidiaries of Resources), and of the Money Market Portfolio.

6. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period are as follows:


                                                                    Six Months Ended    Year Ended     Period Ended
                                                                    December 31, 1996    June 30, 1996  June 30, 1995+
                                                                    -----------       ------------  --------------
    Per Share Operating Performance......
    Net asset value at beginning of period                            $1.00              $1.00        $1.00
    Net investment income ...............                               .021               .039         .007
    Distributions from net investment income                           (.021)             (.039)        .007
                                                                   -----------          ---------     ---------
    Net asset value at end of period ....                              $1.00              $1.00        $1.00
                                                                  ============         =========     =========
    Total Return** ......................                               2.14%               3.96%        .73%

    Ratios/Supplemental Data
    Net assets at end of period (in 000's)                              $6,772           $4,510       $152
    Ratio of expenses to average net assets1,2,3                         1.25%*           1.40%      1.83%*
    Ratio of expenses to average net assets
     (before fee waiver)1,2,3............                                1.73%*           2.67%      1.84%*
    Ratio of net investment income to average net assets                 4.25%*           4.00%      4.42%*

+April 13, 1995 (effective date) to June 30, 1995.
* Annualized
**Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the contingent deferred sales charge, and assumes reinvestment of dividends and capital gains, at net asset value.
1Includes  the Fund's shares of the  Portfolio's  allocated expenses.
2During the periods indicated, Advisers agreed in advance to waive a portion of administration and management fees and made payments of other expenses incurred by the Funds.
3See Note 5